                                                                  EXHIBIT 10.21

                                PROMISSORY NOTE

                              San Diego, California

NOTE AMOUNT:  $380,000                                          January 1, 1996

     1. OBLIGATION. The undersigned, Newgen Results Corporation ("BORROWER") hereby promises to pay to the order of Sam Simkin, ("LENDER" or "HOLDER") at the time specified in Section 2 at Lender's principal place of business at Newgen Results Corporation, 12526 High Bluff Drive, Suite 150, San Diego, CA 92130, or at such other place as Holder may direct, the principal sum of Three Hundred Eighty Thousand Dollars ($380,000). Interest shall accrue on unpaid principal and shall be computed at the then current "Prime Rate" plus two percent per annum compounded annually, PROVIDED HOWEVER, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. As used herein, the term "HOLDER" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned. As used herein, the term "PRIME RATE" shall mean the rate of interest publicly announced from time to time by the Wells Fargo Bank in San Diego, California as its prime commercial lending rate, which rate is not intended to be the lowest rate of interest charged by the Bank to its customers.

     2. PAYMENT OF PRINCIPAL. The principal sum of $380,000 under this Note will be paid in a single payment within three (3) business days after the earlier to occur of the following: (i) the closing of a public offering by the Company that meets the criteria for automatic conversion of the Series A Preferred Stock or Series A-1 Preferred Stock of the Borrower set forth in
Article VI, Section 5.2(a)(i) of Borrower's Articles of Incorporation, as such may be amended from time to time: (ii) the consummation of an acquisition of all or substantially all the assets of the Company, (iii) the consummation of an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the surviving corporation, or (iv) December 31, 1997; PROVIDED HOWEVER, that upon consummation of any sale of the Company's preferred stock after the initial sale of such preferred stock (an "ADDITIONAL CLOSING"), the Company shall promptly pay fifty percent (50%) of the principal of this Note from the proceeds of such Second Closing.

     3. PAYMENT OF INTEREST. Borrower will pay to Lender, on the first business day of each month during which interest is accruing under this Note, all interest accrued during the prior month at Lender's principal place of business at Newgen Results Corporation, 12526 High Bluff Drive, Suite 150, San Diego, CA 92130, or such other place as Holder may direct.

     4. BONUS PAYMENT. Borrower shall pay to Lender on December 31 of each year that any amounts due under this Note, an amount equal to $6,333.08 (the "INITIAL BONUS

AMOUNT"). In the event of prepayment of principal under this Note during the year prior to which any Initial Bonus Award is to be paid, the payment to be made shall be the Initial Bonus Amount minus a number equal to the Initial Bonus Amount multiplied by a fraction, the numerator of which is the amount of the principal remaining due under the Note multiplied by the number of days remaining in the year ending on December 31 since the prepayment was made, and the denominator of which is $380,000 multiplied by three hundred and sixty-five (365) (the "ADJUSTED BONUS AMOUNT"). Payment of the Initial Bonus Amount or Adjusted Bonus Amount, as applicable, shall be made at Lender's principal place of business at Newgen Results Corporation, 12526 High Bluff Drive, Suite 150, San Diego, CA 92130, or such other place as Holder may direct; PROVIDED HOWEVER, that no Initial or Adjusted Bonus Amount shall be due or payable hereunder to the extent such amount, in combination with interest paid at the rate set forth in Section 1, exceeds the highest interest rate permitted by law. The Initial and Adjusted Bonus Amounts shall be paid, if applicable and to the extent permitted by law, in addition to payment of the principal and interest set forth in Sections 2 and 3.

     5. SUBORDINATION. Holder agrees to execute all documents necessary to subordinate Holder's rights under this Note to the rights of any bank or other credit institution providing a loan, credit line, or equipment lease line to Borrower.

     6. PREPAYMENT. Prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied (a) first, to any Bonus Payment then due, (b) second, to the payment of accrued interest, and (c) third, (to the extent that the amount of such prepayment exceeds the amount of all such Bonus Payments and accrued interest), to the payment of principal.

     7. DEFAULT; ACCELERATION OF OBLIGATION. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon and all Bonus Payments due, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any of the following events (each an "EVENT OF DEFAULT"): (a) upon Borrower's failure to make any payment when due under this Note (but only after Holder has given thirty (30) days written notice of nonpayment and provided that Borrower has not made the overdue payment within such time); (b) upon the filing by or against Borrower of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; PROVIDED HOWEVER, with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within thirty (30) days after the filing of such petition; or (c) upon the execution by Borrower of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Borrower's assets or property.

     8. REMEDIES ON DEFAULT; ACCELERATION. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this

Note, all unpaid accrued interest under this Note and all Bonus Payment due, to be immediately due and payable in full.

     9. WAIVER AND AMENDMENT. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

    10. WAIVERS OF BORROWER. Borrower hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

    11. GOVERNING LAW. This Note will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

    12. SEVERABILITY; HEADINGS. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

    13. ATTORNEYS' FEES. If suit is brought for collection of this Note or enforcement of the Security Agreement, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

    14. ASSIGNMENT. This Note is freely transferable and assignable by Holder, provided that such transfer is made in compliance with all applicable state and federal securities laws. Any reference to Holder herein will be deemed to refer to any subsequent transferee of this Note at such time as such transferee holds this Note. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.


                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, Borrower and Holder have executed this Note as of the date and year first above written.


BORROWER

Newgen Results Corporation
a California corporation


By:  /s/ GERALD BENOWITZ
    -------------------------------------------------------
     Gerald Benowitz, President and Chief Executive Officer


HOLDER

By:  /s/ SAM SIMKIN
    ----------------------
     Sam Simkin


                    SIGNATURE TO PROMISSORY NOTE TO SAM SIMKIN

                        AMENDED AND RESTATED PROMISSORY NOTE

                                                          San Diego, California

Note Amount: $380,000                                            August 8, 1996

     1. OBLIGATION. The undersigned, Newgen Results Corporation ("Borrower") hereby promises to pay to the order of Sam Simkin ("Lender" or "Holder") at the time specified in Section 2 at Lender's principal place of business at Newgen Results Corporation, 12680 High Bluff Drive, Suite 300, San Diego, CA 92130, or at such other place as Holder may direct, the principal sum of Three Hundred Eighty Thousand Dollars ($380,000). Interest shall accrue on unpaid principal and shall be computed at the then current "Prime Rate" plus two percent per annum compounded annually, PROVIDED HOWEVER, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. As used herein, the term "Holder" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned. As used herein, the term "Prime Rate" shall mean the rate of interest publicly announced from time to time by the Wells Fargo Bank in San Diego, California as its prime commercial lending rate, which rate is not intended to be the lowest rate of interest charged by the Bank to its customers.

     2. PAYMENT OF PRINCIPAL. The principal sum of $380,000 under this Note will be paid in a single payment within three (3) business days after the earlier to occur of the following: (i) the closing of a public offering by the Company that meets the criteria for automatic conversion of the Series A Preferred Stock or Series A-1 Preferred Stock of the Borrower set forth in
Article VI, Section 5.2(a)(i) of Borrower's Articles of Incorporation, as such may be amended from time to time; (ii) the consummation of an acquisition of all or substantially all the assets of the Company; (iii) the consummation of an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the surviving corporation; or (iv) December 31, 1997; PROVIDED HOWEVER, that upon consummation of any sale of the Company's preferred stock after the initial sale of such preferred stock (an "Additional Closing"), the Company shall promptly pay fifty percent (50%) of the principal of this Note from the proceeds of such Additional Closing.

     3. PAYMENT OF INTEREST. Borrower will pay to Lender, on the first business day of each month during which interest is accruing under this Note, all interest accrued during the prior month at Lender's principal place of business at Newgen Results Corporation, 12680 High Bluff Drive, Suite 300, San Diego, CA 92130, or such other place as Holder may direct.

     4. BONUS PAYMENT. Borrower shall pay to Lender on December 31 of each year that any amounts remain due under this Note, an amount equal to $6,333.08 (the "Initial Bonus Amount"). In the event of prepayment of principal under this Note during the year prior to which any Initial Bonus Amount is to be paid, the payment to be made shall be the Initial Bonus Amount minus a number equal to the Initial Bonus Amount multiplied by a fraction, the numerator of which is the amount of the principal remaining due under this Note multiplied by the number of days remaining in the year ending on December 31 since the prepayment was made, and the denominator of which is $380,000 multiplied by three hundred and sixty-five (365) (the "Adjusted Bonus Amount"). Payment of the Initial Bonus Amount or Adjusted Bonus Amount, as applicable, shall be made at Lender's principal place of business at Newgen Results Corporation, 12680 High Bluff Drive, Suite 300, San Diego, CA 92130, or such other place as Holder may direct; PROVIDED HOWEVER, that no Initial or Adjusted Bonus Amount shall be due or payable hereunder to the extent such amount, in combination with interest paid at the rate set forth in Section 1, exceeds the highest interest rate permitted by law. The Initial and Adjusted Bonus Amounts shall be paid, if applicable and to the extent permitted by law, in addition to payment of the principal and interest set forth in Sections 2 and 3.

     5. SUBORDINATION. Holder agrees to execute all documents necessary to subordinate Holder's rights under this Note to the rights of any bank or other credit institution providing a loan, credit line, or equipment lease line to Borrower.

     6. PREPAYMENT. Prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United Sates and will be applied (a) first, to any Bonus Payment then due, (b) second, to the payment of accrued interest, and (c) third, (to the extent that the amount of such prepayment exceeds the amount of all such Bonus Payments and accrued interest), to the payment of principal.

     7. DEFAULT; ACCELERATION OF OBLIGATION. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon and all Bonus Payments due, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any of the following events (each an "Event of Default"): (a) upon Borrower's failure to make any payment when due under this Note (but only after Holder has given thirty (30) days written notice of nonpayment and provided that Borrower has not made the overdue payment within such time); (b) upon the filing by or against Borrower of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; PROVIDED, HOWEVER, with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within thirty (30) days after the filing of such petition; or (c) upon the execution by Borrower of an assignment for the benefit of creditors or the

                                     2.

appointment of a receiver, custodian, trustee or similar party to take possession of Borrower's assets or property.

     8. REMEDIES ON DEFAULT; ACCELERATION. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note, all unpaid accrued interest under this Note and all Bonus Payment due, to be immediately due and payable in full.

     9. WAIVER AND AMENDMENT. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

     10. WAIVERS OF BORROWER. Borrower hereby waives presentment, notice of nonpayment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

     11. GOVERNING LAW. This Note will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

     12. SEVERABILITY; HEADINGS. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

     13. ATTORNEYS' FEES. If suit is brought for collection of this Note or enforcement of the Security Agreement, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

     14. ASSIGNMENT. This Note is freely transferable and assignable by Holder, provided that such transfer is made in compliance with all applicable state and federal securities laws. Any reference to Holder herein will be deemed to refer to any subsequent

                                     3.

transferee of this Note at such time as such transferee holds this Note. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.



                       [THIS SPACE INTENTIONALLY LEFT BLANK]









                                     4.

     IN WITNESS WHEREOF, Borrower and Holder have executed this Note as of the date and year first above written.

BORROWER:                          NEWGEN RESULTS CORPORATION,
                                   a California corporation

                                   By:  /s/ GERALD BENOWITZ
                                        -------------------------------------
                                        Gerald Benowitz,
                                        President and Chief Executive Officer


HOLDER:


                                   By:  /s/ SAM SIMKIN
                                        -------------------------------------
                                        Sam Simkin





                                 PROMISSORY NOTE

                             NEWGEN RESULTS CORPORATION

              AMENDMENT NO. 1 TO AMENDED AND RESTATED PROMISSORY NOTE

     This Amendment No. 1 to Amended and Restated Promissory Note (the "Amendment") is entered into as of December 31, 1997 by and between Newgen Results Corporation, a California corporation (the "Company"), and Samuel Simkin ("Noteholder").

                                      RECITALS

     WHEREAS, the Company has issued to Noteholder an Amended and Restated Promissory Note dated August 8, 1996 having a principal amount of $380,000, the form of which is attached hereto as Exhibit A (the "Note"); and

     WHEREAS, the Company and Noteholder would like to extend the maturity date of the Note to June 30, 1998.

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     AGREEMENT

1.   The date "December 31, 1997" contained in the first paragraph of the
Note is hereby amended to read "June 30, 1998."

2. The Note as modified herein shall remain in full force and effect as so modified.


                       [THIS SPACE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT A

                                      NOTE

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of December 31, 1997.


COMPANY:                           NEWGEN RESULTS CORPORATION


                                   By: /s/ SAM SIMKIN
                                       -------------------------------------
                                       Sam Simkin, Vice President


NOTEHOLDER:

                                   /s/ SAM SIMKIN
                                   -------------------------------------
                                   Sam Simkin




              AMENDMENT NO. 1 TO AMENDED AND RESTATED PROMISSORY NOTE

                             NEWGEN RESULTS CORPORATION

              AMENDMENT NO. 2 TO AMENDED AND RESTATED PROMISSORY NOTE

               This Amendment No. 2 to Amended and Restated Promissory Note (the "Amendment") is entered into as of June 30, 1998 by and between Newgen Results Corporation, a California corporation (the "Company"), and Samuel Simkin and Carol Joy Simkin and Carol Joy Simkin as co-trustees of the Samuel Simkin
Family Trust dated January 10, 1997 ("Noteholder").

                                      RECITALS

     WHEREAS, the Company has issued to Noteholder an Amended and Restated Promissory Note dated August 8, 1996 having a principal amount of $380,000, the form of which is attached hereto as Exhibit A (the "Note");

     WHEREAS, the Company and Noteholder previously amended the Note to extend the maturity date of the Note to June 30, 1998 (the "Amendment"); and

     WHEREAS, the Company and Noteholder would like to extend the maturity date of the Note to December 31, 1998.

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     AGREEMENT

1. The date "June 30, 1998" contained in paragraph number 1 of the Amendment is hereby amended to read "December 31, 1998."

2. The Note as modified herein shall remain in full force and effect as so modified.


                       [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of June 30, 1998.

COMPANY:                             NEWGEN RESULTS CORPORATION


                                     By: /s/ Sam Simkin
                                        --------------------------------------
                                        Sam Simkin, Vice President



NOTEHOLDER:                            SAMUEL SIMKIN AND CAROL JOY SIMKIN, CO-
                                       TRUSTEES OF THE SAMUEL SIMKIN FAMILY
                                       TRUST

                                        /s/ Sam Simkin
                                        --------------------------------------
                                        Samuel Simkin, Co-Trustee

                                        /s/ Carol Simkin
                                        --------------------------------------
                                        Carol Joy Simkin, Co-Trustee

                                    EXHIBIT A

                                      NOTE

                                     ASSIGNMENT
                                         OF
                        AMENDED AND RESTATED PROMISSORY NOTE

     Sam Simkin ("Assignor") hereby assigns and transfers unto Samuel Simkin and Carol Joy Simkin as co-trustees of the Samuel Simkin Family Trust dated January 10, 1997 ("Assignee") that certain Amended and Restated Promissory
Note issued by Newgen Results Corporation (the "Company"), dated August 9, 1996, as amended, a copy of which is attached hereto as Exhibit A (the "Note"). In connection herewith, the original executed copy of the Note has been delivered to Assignee. This assignment and transfer is being made in connection with the undersigned's estate planning and is not a "sale" of the Assignor's interest in the Note, as defined under applicable securities laws.

     Assignor hereby appoints the Company's Secretary as its attorney to transfer the Note on the books of the Company with full power of substitution in the premises.

Dated:  December 31, 1997

                                            /s/ SAM SIMKIN
                                            ------------------------------
                                            Sam Simkin


ACCEPTED AND AGREED, THIS 31ST DAY OF DECEMBER, 1997:

SAMUEL SIMKIN AND CAROL JOY SIMKIN
AS CO-TRUSTEES OF THE SAMUEL SIMKIN
FAMILY TRUST DATED JANUARY 10, 1997


By:  /s/ SAMUEL SIMKIN
     -------------------------------
     Samuel Simkin, Co-Trustee


By:  /s/ CAROL SIMKIN
     -------------------------------
     Carol Joy Simkin, Co-Trustee

                                     EXHIBIT A

                        AMENDED AND RESTATED PROMISSORY NOTE